                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               OCTOBER 18, 2000 (Date of earliest event reported)

                       Commission file number: 001-13171


                            EVERGREEN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

                   COLORADO                                  84-0834147
       (State or other jurisdiction of                   (I.R.S. Employer
      incorporation or organization)                    Identification No.)


                          1401 17TH STREET, SUITE 1200
                             DENVER, COLORADO 80202
                    (Address of principal executive offices)
                                   (Zip code)


                                 (303) 298-8100
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

     On October 18, 2000, Evergreen Resources, Inc. issued a press release announcing results for the third quarter of fiscal 2000. A copy of this press release is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          The following exhibits are filed herewith:

          Exhibit No.     Description of Exhibit
          -----------     ----------------------
             99.1         Press release dated October 18, 2000


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       Evergreen Resources, Inc.

                                       By: /s/ Kevin R. Collins
                                           ---------------------------------
                                           Kevin R. Collins
                                           Vice President and Chief Financial
                                           Officer

Date: October 18, 2000